UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On April 16, 2026, 5E Advanced Materials, Inc. (the “Company”) announced that it intends to voluntarily delist its CHESS Depositary Interests (“CDIs”) (as described below) from the Australian Securities Exchange (the “ASX”), effective from the close of trading on such exchange on May 28, 2026. The Company’s securities currently trade on the ASX in the form of CDIs under the ASX code 5EA. It is expected that the Company’s CDIs will be suspended from official quotation on the ASX on May 26, 2026 (the “Suspension Date”) and, following the Suspension Date, CDI holders will no longer be able to trade their CDIs on the ASX.

The delisting of the Company from the ASX is not expected to have any material impact on the Company’s financial position or operating results other than in relation to savings in compliance and certain ancillary costs associated with maintaining the ASX listing. The Company’s common stock will continue to be listed and trade on Nasdaq Global Select Market under the symbol “FEAM.” The Company intends to provide holders of the Company’s CDIs additional information regarding their rights in connection with the delisting of the Company’s CDIs from the ASX.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations of management that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “may,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and the negative of these terms and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the anticipated timing of the suspension and delisting of the Company’s CDIs from the ASX, the expectation that the Company’s common stock will continue to be listed on Nasdaq and information to be provided to holders of the Company’s CDIs. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, but not limited to, the important factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and as further updated from time to time in the Company’s other filings with the Securities and Exchange Commission. Readers are urged to consider these factors carefully and in the totality of the circumstances when evaluating these forward-looking statements, and not to place undue reliance on any of them. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this Current Report on Form 8-K, and, unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	April 16, 2026	By:	/s/ Joshua K. Malm
Joshua K. Malm Chief Financial Officer, Treasurer and Corporate Secretary